UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2021

ARLINGTON ASSET INVESTMENT CORP.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	001-34374
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)	(Commission File Number)

6862 Elm Street, Suite 320

McLean, VA 22101

(Address of principal executive offices) (Zip code)

(703) 373-0200

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AAIC	NYSE
7.00% Series B Cumulative Perpetual Redeemable Preferred Stock	AAIC PrB	NYSE
8.250% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AAIC PrC	NYSE
6.625% Senior Notes due 2023	AIW	NYSE
6.75% Senior Notes due 2025	AIC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2021, Arlington Asset Investment Corp. (the “Company”), a Virginia corporation, completed an underwritten public offering of $33,500,000 aggregate principal amount of the Company’s 6.000% Notes due 2026 (the “Notes”). The Notes were issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-235885) (the “Registration Statement”). The offering was made pursuant to the prospectus supplement, dated July 7, 2021, and the accompanying prospectus, dated February 20, 2020, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”).

The Notes were issued pursuant to the provisions of an Indenture dated January 10, 2020 (the “Base Indenture”) between the Company and The Bank of New York Mellon (the “Trustee”), as supplemented by the First Supplemental Indenture dated July 15, 2021 (the “Supplemental Indenture”, and together with the Base Indenture, the “Indenture”) between the Company and the Trustee.

The Notes are senior unsecured obligations of the Company and rank equally with all of the Company’s other existing and future senior unsecured indebtedness and will be senior to its existing and any future indebtedness expressly made subordinate to the Notes. The Notes are effectively subordinated to all of the Company’s existing and future secured indebtedness, including all of its obligations under repurchase agreements (to the extent of the value of the assets securing such indebtedness) and structurally subordinated to all existing and future indebtedness (including trade payables) and preferred equity of the Company’s subsidiaries, financing vehicles or similar facilities.  Interest on the Notes will accrue from July 15, 2021 and will be paid quarterly in arrears on February 1, May 1, August 1 and November 1 of each year, commencing on November 1, 2021. The Notes will mature on August 1, 2026. The Company may redeem the Notes in whole or in part on or after August 1, 2023, at its option at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption.

If an event of default (as defined in the Indenture) occurs and has not been cured, the Trustee by notice to the Company, or the holders of at least 25% in aggregate principal amount of the Notes then outstanding by notice to the Company and the Trustee, may declare the entire principal amount of, and all accrued and unpaid interest on, all the Notes to be immediately payable.

The foregoing descriptions of the material terms of the Base Indenture, the Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the Base Indenture, the Supplemental Indenture and the form of the Notes, copies of which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, and are hereby incorporated herein by reference.

The legal opinions of Hunton Andrews Kurth LLP are attached as Exhibit 5.1 and Exhibit 8.1 hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

4.1

Indenture governing the Senior Debt Securities, dated January 10, 2020, by and between the Company and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-235885) filed on January 10, 2020).

4.2

First Supplemental Indenture, dated July 15, 2021, between the Company and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form 8-A filed on July 15, 2021).

4.3	Form of 6.000% Senior Notes Due 2026 (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form 8-A filed on July 15, 2021).

5.1	Opinion of Hunton Andrews Kurth LLP regarding the legality of the Notes.

8.1	Tax Opinion of Hunton Andrews Kurth LLP regarding tax matters.

23.1	Consent of Hunton Andrews Kurth LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

23.2	Consent of Hunton Andrews Kurth LLP to the filing of Exhibit 8.1 herewith (included in Exhibit 8.1).

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.

Date: July 15, 2021	By:	/s/ D. Scott Parish
	Name:	D. Scott Parish
	Title:	Senior Vice President, Chief Administrative Officer and Corporate Secretary